UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2001


                        ADVANCED MARKETING SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

            0-16002                                        95-3768341
----------------------------------           -----------------------------------
     (Commission File Number)                 (IRS Employer Identification No.)


                5880 OBERLIN DRIVE, SAN DIEGO, CALIFORNIA 92121
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 457-2500


                                       NA
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         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On May 25, 2001, we issued the attached press release concerning our stock repurchase program.

     Exhibit No. 20.1 - May 25, 2001 Press Release


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ADVANCED MARKETING SERVICES, INC.
                                          (Registrant)


             May 25, 2001                 By: /S/ EDWARD J. LEONARD
           ----------------                   ----------------------------------
                 Date                         Edward J. Leonard,
                                              Executive Vice President


   EXHIBIT NO.       PAGE NO.       DESCRIPTION            METHOD OF FILING
   -----------       --------       -----------            ----------------

      20.1              3        May 25, 2001 Press       filed electroncially
                                      Release                   herewith